UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 8, 2010

Hooker Furniture Corporation
(Exact name of registrant as specified in its charter)

Virginia	000-25349	54-0251350
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

440 East Commonwealth Boulevard, Martinsville, VA	24112
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (276) 632-0459

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 8, 2010, the Company announced that E. Larry Ryder, Chief Financial Officer and Executive Vice President of Finance & Administration, plans to retire effective January 31, 2011. Immediately upon his retirement, the CFO role will be assumed by Paul A. Huckfeldt, currently the Company's Chief Accounting Officer.

Item 9.01. Financial Statements and Exhibits.

    Exhibit 99.1.       Press release dated September 8, 2010

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hooker Furniture Corporation (Registrant)
September 9, 2010 (Date)	/s/ E. LARRY RYDER E. Larry Ryder Executive Vice President - Finance and Administration and Chief Financial Officer

Exhibit Index
99.1	Press release dated September 8, 2010